UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2022 (September 11, 2022)
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware			001-34972	26-2634160
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive,	McLean,	Virginia		22102
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2022, Lloyd W. Howell, Jr., the Chief Financial Officer (Principal Financial Officer) of Booz Allen Hamilton Holding Corporation (the "Company"), informed the Company of his intention to retire at the end of the calendar year.

In connection with Mr. Howell's retirement, on September 12, 2022 the Company appointed Matthew A. Calderone to the position of Executive Vice President and Chief Financial Officer (Principal Financial Officer), effective as of October 1, 2022. Mr. Calderone, age 50, joined the Company in 2000, became a Senior Vice President in 2012, and has been an Executive Vice President since 2018 and the Company’s Chief Strategy Officer for the last two years. Since 2014, Mr. Calderone has built and led the Company’s Corporate Development team. From 2016 to 2020, Mr. Calderone also led the Company’s Strategic Finance and Forecasting, Planning & Analysis (FP&A) functions.

There were no material changes to Mr. Calderone’s compensation arrangements relating to his promotion to Chief Financial Officer (Principal Financial Officer). Mr. Calderone has no family relationships with any of our directors or executive officers. There are no relationships between the Company or its subsidiaries, on one hand, and Mr. Calderone, on the other hand, that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

A copy of the Company’s press release regarding these events is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Nancy J. Laben
Nancy J. Laben
Executive Vice President and Chief Legal Officer
Date: September 14, 2022